UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2006

Foldera, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-118799	20-0375035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd., Suite 1500 Huntington Beach, California		92647
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 766-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

FOLDERA, INC.

October 27, 2006

Item 7.01. Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, the ability to finance activities and maintain financial liquidity; unexpected resistance to the adoption of our product offering; changes in consumer preferences or trends; competitive offerings; the ability to develop a strong brand identity; and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements. Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Richard Lusk, Chief Executive Officer of Foldera, Inc., was interviewed by Stephen Gjolme, Principal of Ibis Consulting Group, an investment relations firm. The interview was published in two press releases issued by Foldera, Inc. on October 27, 2006 and October 30, 2006, which press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Foldera, Inc. on October 27, 2006.
99.2	Press Release issued by Foldera, Inc. on October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOLDERA, INC.

Date: October 30, 2006	By:	/s/ Reid Dabney
Reid Dabney
Senior Vice President and Chief Financial Officer